United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2025

SOLIDION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13344 Noel Road, Suite 1100

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 918-5120

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

.

On April 11, 2025, the Chief Financial Officer of Solidion Technology, Inc. (the “Company”), after consultation with the Company’s Audit Committee, concluded that the Company’s quarterly financial statements for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 (together, the “Affected Periods”) require restatements and should no longer be relied upon. In addition, any previous communications describing the Company’s quarterly financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

In connection with the preparation of the Company's audited financial statements for the year ended December 31, 2024, the Company identified an error related to the accounting for issuance costs associated with convertible notes. Specifically, approximately $2.8 million of non-cash, non-operating stock-based expense related to bonus shares was inadvertently omitted from the financial results for the quarter ended March 31, 2024.

The Company will include restated financial information for the Affected Periods in a footnote to the financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as well as in future Quarterly Reports on Form 10-Q. The restated financial information will involve recording the issuance cost in issuance of common stock and warrants within non-operating losses. The revision will have no impact on total shareholders’ equity or cash flows, but it will increase net loss and increase additional paid-in capital in the Affected Periods. The Company has not filed and does not intend to file an amendment to the Company’s previously filed Quarterly Reports on Form 10-Q for the Affected Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2025

SOLIDION TECHNOLOGY, INC.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

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